UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
November 9, 2011
_____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)	98-0434104 (IRS Employer Identification No.)

2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2011, Ironclad Performance Wear Corporation issued a press release regarding its financial results for the third quarter ended September 30, 2011.  A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call will be held at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time), hosted by Scott Jarus, Chairman and Chief Executive Officer, and including the participation of Eduard Jaeger, Founder, Thomas Kreig, Senior Vice President of Finance, Fred Castro, Vice President of Sales and Marketing, and Shawn Norfolk, Director of Marketing, to discuss the third quarter’s results.

To participate in the conference call, interested parties should dial (877) 941-1429 ten minutes prior to the call.  International callers should dial 1+ (480) 629-9857.  If you are unable to participate in the live call, a replay will be available from November 9, 2011 at 7:30 p.m. Eastern Time through 11:59 p.m. Eastern Time on November 23, 2011.  To access the replay, dial (877) 870-5176 (passcode: 4484069).  International callers should dial 1+ (858) 384-5517 and use the same passcode.  The conference call will also be broadcast live over the Internet and can be accessed at www.ironclad.com.  For those unable to participate during the live broadcast, the Webcast will be archived on this site through November 23, 2011.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “Ironclad Performance Wear Reports Third Quarter 2011 Financial Results” dated November 9, 2011.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: November 9, 2011	By:	/s/ Thomas Kreig
Thomas Kreig, Senior Vice President of Finance

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